Accrued Liabilities	12 Months Ended
Sep. 30, 2012
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]

Note 13 – Accrued Liabilities

	September 30	September 30
	2011	2012
	Restated	Restated
	Note 3	Note 3
Class action settlements Note 22 (a)	$10,733	$11,448
Accrued salaries and benefits	2,808	2,807
Amounts due to third party lenders	8,487	5,782
Interest accrued on long-term debt - Note 15	-	2,540
Other accruals	5,714	5,305
	$27,742	$27,882

The amounts due to third-party lenders include funds made available by lenders but not yet advanced to customers, any liability under the lending agreement, any approved and un-paid retention payments, and loan repayments and interest amounts collected from customers. Amounts due to third-party lenders are non-interest bearing, unsecured and have no specified repayment terms.